                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  March 5, 2004
                                (Date of Report)


                               Claimsnet.com inc.
             (Exact name of registrant as specified in its charter)


         Delaware                                                75-2649230
         --------                                                ----------
(State or other jurisdiction                                   (IRS Employer
     of incorporation)                                       Identification No.)

                                    001-14665
                                    ---------
                                   (Commission
                                  File Number)

              14860 Montfort Drive, Suite 250, Dallas, Texas 75254
              ----------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.

         On March 5, 2004, the Registrant issued a press release announcing the appointment of Gary J. Austin to succeed Paul W. Miller as Chief Operating Officer of the Registrant. Mr. Miller will continue to serve the Registrant as Chief Financial Officer. A copy of the press release is attached hereto as
Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  MARCH 5, 2004

                                              CLAIMSNET.COM, INC.



                                              BY: /s/ Paul W. Miller
                                                  ------------------------------
                                                  NAME: Paul W. Miller
                                                  TITLE: Chief Financial Officer